Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The components of the income tax provision are as follows:

Provision for income taxes	Year ended Dec. 31,
(in millions)	2021	2020	2019
Current tax expense:
Federal	$160	$465	$592
Foreign	353	407	484
State and local	107	163	113
Total current tax expense	620	1,035	1,189
Deferred tax expense (benefit):
Federal	208	(145)	(3)
Foreign	22	16	(13)
State and local	27	(64)	(53)
Total deferred tax expense (benefit)	257	(193)	(69)
Provision for income taxes	$877	$842	$1,120

The components of income before taxes are as follows:

Income before taxes	Year ended Dec. 31,
(in millions)	2021	2020	2019
Domestic	$2,965	$2,698	$3,516
Foreign	1,683	1,770	2,071
Income before taxes	$4,648	$4,468	$5,587

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2021	2020
Depreciation and amortization	$2,149	$2,197
Pension obligation	451	299
Other liabilities	260	233
Renewable energy investment	238	278
Securities valuation	81	118
Equity investments	58	61
Leasing	(2)	23
Other assets	(36)	(57)
Credit losses on loans	(61)	(118)
Reserves not deducted for tax	(126)	(118)
Employee benefits	(281)	(259)
U.S. foreign tax credits	(83)	(62)
Valuation allowance	83	62
Net deferred tax liability	$2,731	$2,657

As of Dec. 31, 2021, BNY Mellon had $83 million of U.S. foreign tax credit carryforwards which will begin to expire in 2029. We believe it is more likely than not that the benefit from these foreign tax credits will not be realized. Accordingly, we have recorded a valuation allowance of $83 million. We believe it is more likely than not that we will fully realize our remaining deferred tax assets. This conclusion is based on historical financial results and profit forecasts.

As of Dec. 31, 2021, we had approximately $1 billion of earnings attributable to foreign subsidiaries that have been permanently reinvested abroad and for which no local distribution tax provision has been recorded. If these earnings were to be repatriated, the estimated tax liability as of Dec. 31, 2021 would be up to $120 million.

The statutory federal income tax rate is reconciled to our effective income tax rate below:

Effective tax rate	Year ended Dec. 31,
	2021	2020	2019
Federal rate	21.0%	21.0%	21.0%
State and local income taxes, net of federal income tax benefit	2.3	1.8	0.9
Foreign operations	0.8	1.5	2.4
Tax credits	(4.6)	(4.1)	(3.2)
Tax-exempt income	(1.0)	(1.0)	(0.7)
Federal Deposit Insurance Corporation (“FDIC”) assessment	0.3	0.3	0.2
Stock compensation	(0.1)	—	(0.4)
Other – net	0.2	(0.7)	(0.2)
Effective tax rate	18.9%	18.8%	20.0%

Unrecognized tax positions
(in millions)	2021	2020	2019
Beginning balance at Jan. 1, – gross	$119	$173	$103
Prior period tax positions:
Increases	18	45	60
Decreases	(3)	(14)	(3)
Current period tax positions	9	15	17
Settlements	(5)	(100)	(4)
Ending balance at Dec. 31, – gross	$138	$119	$173

Our total tax reserves as of Dec. 31, 2021 were $138 million compared with $119 million at Dec. 31, 2020. If these tax reserves were unnecessary, $138 million would affect the effective tax rate in future periods. We recognize accrued interest and penalties, if applicable, related to income taxes in income tax expense. Included in the balance sheet at Dec. 31, 2021 is accrued interest, where applicable, of $39 million. The additional tax expense related to interest for the year ended Dec. 31, 2021 was $12 million, compared with $15 million for the year ended Dec. 31, 2020.

It is reasonably possible the total reserve for uncertain tax positions could decrease within the next 12 months by approximately $5 million as a result of adjustments related to tax years that are still subject to examination.
Our federal income tax returns are closed to examination through 2016. Our New York State income tax returns are closed to examination through 2014. Our New York City income tax returns are closed to examination through 2012. Our UK income tax returns are closed to examination through 2018.